SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             April 18, 2003

EarthShell Corporation
(Exact name of registrant as specified in charter)

Delaware	333-13287	77-0322379
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

800 Miramonte Drive
Santa Barbara, California 93109	90245
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code     (805) 897-2248

(Former name or former address, if changed since last report)

Item 5.  Other Events.

                On April 18, 2003, the Registrant issued a press release announcing that the Registrant’s Form 10-K for the year ended December 31, 2002, was inadvertently released by electronic filing with the Securities and Exchange Commission (the “SEC”) on April 15, 2003, prior to obtaining the signed opinion and consent of Deloitte & Touche LLP, the Registrant’s independent accounting firm.  In fact, Deloitte & Touche LLP had not yet issued its opinion and consent.

                The Registrant intends to file an amendment to its Form 10-K on Form 10-K/A within the next several business days.  Until such amendment is filed, investors should be advised that the opinion and consent of Deloitte & Touche LLP have not been rendered, and therefore, investors should not rely on the financial statements contained in the Form 10-K.  The Registrant believes that the financial statements which will be included in the Form 10-K/A will not contain any material changes from the financial statements contained in the 10-K inadvertently filed on April 15, 2003.

                The press release issued by the Registrant relating to the announcement is filed as Exhibit 99.1 hereto, and is incorporated herein by reference.

Item 7.  Financial Statements, Pro Forma Financial Information Exhibits.

                (c)                                  Exhibits:

99.1                           Press Release of the Registrant dated April 18, 2003, relating to the Registrant’s Form 10-K for the year ended December 31, 2002.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 18, 2003

EARTHSHELL CORPORATION

	By:	/s/	D. Scott Houston
		Name:	D. Scott Houston
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number and Page No.	Description of Exhibit	Method of Filing
99.1	Press Release of the Registrant dated April 18, 2003, relating to the Registrant’s Form 10-K for the year ended December 31, 2002.	Filed electronically herewith